UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2023, Open Text Corporation (“Open Text”), Open Text ULC (“OTULC”) and Open Text Inc. entered into a second amendment (the “Second Amendment”) to Open Text’s fourth amended and restated credit agreement dated as of October 31, 2019 (as amended, restated, supplemented or otherwise modified prior to the date of the Second Amendment, the “Revolver”) by and among, prior to the date of the Second Amendment, OTULC, Open Text Holdings, Inc. (“OTHI”) and Open Text, as borrowers, the guarantors party thereto, each of the lenders party thereto, Barclays Bank PLC, as administrative agent, collateral agent and swing line lender and Royal Bank of Canada as documentary credit lender.

The Second Amendment amends the Revolver to provide for, among other things, (i) the replacement of OTHI with Open Text Inc. as borrower, (ii) the extension of the Revolver’s maturity date from October 31, 2024 to December 19, 2028, and (iii) the removal of the 10-basis point credit spread adjustment for loans bearing interest based on SOFR.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information forth in Item 1.01 above and the related Exhibit 10.1 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated December 19, 2023, by and among Open Text ULC, Open Text Inc. and Open Text Corporation, as borrowers, the guarantors party thereto, each of the lenders party thereto, Barclays Bank PLC, as administrative agent, collateral agent and swing line lender and Royal Bank of Canada as documentary credit lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 21, 2023	By:	/s/ Michael F. Acedo
Michael F. Acedo
Executive Vice-President, Chief Legal Officer & Corporate Secretary